Summary Prospectus February 1, 2025 (As amended and restated March 25, 2025)

Ariel Fund Investor Class (ARGFX) Institutional Class (ARAIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. This summary prospectus incorporates by reference the Fund’s full prospectus and statement of additional information, both dated February 1, 2025 (as amended and restated March 26, 2025), each as supplemented from time to time. You can find the prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.arielinvestments.com/prospectus-and-reports. You can also get this information at no cost by calling 800.292.7435 or by sending an email request to email@arielinvestments.com.

INVESTMENT OBJECTIVE

Ariel Fund’s fundamental objective is long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses you may pay if you buy, hold and sell shares of Ariel Fund (the “Fund”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees (fees paid directly from your investment)

	Investor Class	Institutional Class

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge (load)	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class

Management fees	0.58%	0.58%

Distribution and service (12b-1) fees	0.25%	None

Other expenses	0.17%	0.11%

Total annual fund operating expenses	1.00%	0.69%

The example below illustrates the expenses you would pay on a $10,000 investment in the Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same, and you redeem your shares at the end of each time period. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

Expense example

	Investor Class	Institutional Class

1-Year	$102	$70

3-Year	$318	$221

5-Year	$552	$384

10-Year	$1,225	$859

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in small-and mid-capitalization (“small/mid cap”) undervalued companies that show strong potential for growth. It invests primarily in equity securities of U.S. companies that have market capitalizations within the range of the companies in the Russell 2500™ Index, measured at the time of initial purchase. As of December 31, 2024, the market capitalizations of the companies in the Russell 2500 Index ranged from $6 million to $32.92 billion (Source: FactSet). The Fund may invest a portion of the portfolio outside (above or below) this market capitalization range. Also, the market capitalizations for the Fund’s portfolio companies may change over time, and it is permitted to invest in (hold and purchase) a company even if its market capitalization moves outside the stated range.

The Fund’s strategy is rooted in the contrarian investment philosophy of Ariel Investments, LLC (“Ariel” or the “Adviser”), which depends on four interrelated tenets: Active Patience®, Independent Thinking, Focused Expertise, and Bold Teamwork.

Active Patience. We generally seek to own differentiated companies with certain characteristics, such as strong cash flows,

low debt, quality products or services, significant barriers to entry, predictable fundamentals that allow for the potential for double-digit earnings growth (at time of initial purchase), and low reinvestment requirements. We take a long-term view, and look past short-term price volatility, seeking to hold investments for a relatively long period of time—generally three to five years. However, the holding period may vary for any particular stock. Our long-term approach enables the Fund’s investment team to research a company and wait as long as necessary for a stock to reach a price we view as undervalued relative to our internally generated estimate of its intrinsic worth (“private market value”).

Independent Thinking. We make opportunistic purchases when we see value in companies that are temporarily out of favor, misunderstood or ignored—trading at a low valuation relative to potential earnings and/or at a discount to the team’s estimate of intrinsic worth. We perform our own original proprietary research that often leads us to buy when others are selling and to sell when others are buying. The primary reasons a stock will be sold are: (i) if its valuation reaches Ariel’s determination of its private market value, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals. In addition, the Adviser has adopted procedures to sell stocks it views as substantially outside the Fund’s small/mid cap range.

Focused Expertise. We seek to invest within our circle of competence, allowing us to build expertise and accumulate deep knowledge in specific sectors, to isolate key issues of importance, and to have strong convictions in the stocks purchased and held. This often results in the Fund investing in fewer sectors than its respective benchmark. The Fund is a diversified fund that generally will hold between 25-45 securities in its portfolio. We also integrate sustainability considerations, including our proprietary Business Resilience Risk Ratings, as part of the broader review of material risks and opportunities for a given investment.

Bold Teamwork. No one person is sufficient to our shareholders’ success. Different approaches and opinions allow our domestic research team to constantly learn, improve and aspire to exceed expectations. Our investment professionals seek to leverage their contacts and knowledge, while also striving to work collaboratively with a shared commitment to excellence.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective. You could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	Small/mid cap stocks held by the Fund could fall out of favor and returns would subsequently trail returns of the overall stock market. The performance of such stocks could also be more volatile. Small/mid cap stocks often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than large cap stocks.

•	The intrinsic value of the stocks in which the Fund invests may never be recognized by the broader market.

•	The Fund is often concentrated in fewer sectors than its benchmarks, and its performance may suffer if these sectors underperform the overall stock market.

•	Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

PERFORMANCE

The bar chart and the table below show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the Russell 2500™ Value Index and the Russell 2000® Value Index, which reflect the markets in which the Fund invests. The S&P 500® Index is presented as a broad measure of market performance. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

Best Quarter:	4Q 20	+31.56%
Worst Quarter:	1Q 20	-35.14%

2	SLOW AND STEADY WINS THE RACE

Average annual total returns as of December 31, 2024

	1-Year	5-Year	10-Year	Since Inception 11/6/86[1]

Investor Class return before taxes	11.80%	8.56%	7.62%	10.70%

Investor Class return after taxes on distributions	10.40%	7.01%	5.82%	9.18%

Investor Class return after taxes on distributions and sale of fund shares	7.96%	6.54%	5.70%	8.93%

Institutional Class return before taxes[1]	12.15%	8.90%	7.95%	10.81%

Russell 2500™ Value Index (reflects no deductions for fees, expenses or taxes)	10.98%	8.44%	7.81%	10.61%

Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)[2]	8.05%	7.29%	7.14%	9.89%

Russell 2500™ Index (reflects no deductions for fees, expenses or taxes)	11.99%	8.77%	8.85%	10.46%

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	25.02%	14.53%	13.10%	11.07%

1 The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Investor Class, for such period of time), without any adjustments.

2 The Russell 2000® Value Index is replacing the Russell 2500™ Index because it more closely aligns with certain market sectors in which the Fund invests.

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary.

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

John W. Rogers, Jr., Lead Portfolio Manager

since inception in 1986.

John P. Miller, CFA, Portfolio Manager

since 2006.

Kenneth E. Kuhrt, CPA, Portfolio Manager

since 2011.

PURCHASE AND SALE OF FUND SHARES

Investors may purchase, redeem or exchange Fund shares on any business day by written request, online at arielinvestments.com, by telephone, by wire transfer, or through a financial intermediary. Individuals may open new accounts by mailing a signed account application and submitting your payment (in the form of a check or wire transfer). Individual Retirement Account (“IRA”) transfers and roll-overs, corporate accounts, and trust accounts cannot be opened online. Once your account is opened, you may conduct transactions by mail (Ariel Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207, for overnight service), online at arielinvestments.com or by telephone at 800.292.7435. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial investment for Investor Class shares is $1,000. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum subsequent investment in a Fund for both share classes is $100. Investment minimums may be waived in certain circumstances, including participating in the Funds’ Automatic Investment Program.

TAX INFORMATION

A Fund’s distributions are taxable and will be taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Fund through a financial intermediary (such as a broker-dealer or a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SLOW AND STEADY WINS THE RACE	3

Ariel Investment Trust c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701 800.292.7435 arielinvestments.com linkedin.com/company/ariel-investments instagram.com/arielinvestments x.com/arielinvests ARIEL FUND SUMPRO (C)03/25 AI-05